AMENDMENT AND JOINDER AGREEMENT
                        FOR REGISTRATION RIGHTS AGREEMENT



         This Amendment and Joinder Agreement for Registration Rights Agreement (the "Agreement") is entered into as of this 18th day of September, 1995, among MOOVIES, INC., a Delaware corporation (the "Company"); RICHARD C. EYCHANER, ANDY BURTON, SHEILA BURTON, KEITH WEST, HOWARD EYCHANER, MARK PETERS, DAVE RYAN, BRIAN GOSNELL, KURT VANDERHOEF, KIRK REINERT, and ROBERT KEENAN, (collectively, the "New Stockholders"); and the parties (other than the Company and the New Stockholders) listed on the signature page attached hereto (collectively, the "Existing Parties").

         WHEREAS, the Existing Parties are either (a) holders of shares of the Company's Common Stock or (b) holders of warrants to acquire shares of the Company's Common Stock;

         WHEREAS, the Company and the Existing Parties entered into that certain Registration Rights Agreement (the "Registration Rights Agreement") dated August 9, 1995, pursuant to which the Existing Parties were granted certain rights with respect to the registration of (a) the shares of the Company's Common Stock and
(b) the shares underlying the warrants to acquire shares of the Company's Common Stock held by them;

         WHEREAS, pursuant to an Agreement and Plan of Merger dated September 15, 1995, by and among the Company, the New Stockholders and MoveAmerica, Inc. d/b/a Movies To Go, an Iowa corporation ("MoveAmerica"), Move America is being merged with and into a wholly-owned subsidiary of the Company, and the New Stockholders are receiving shares (collectively, the "New Shares") of the Company's Common Stock in exchange for their capital stock of MoveAmerica;

         WHEREAS, the parties desire to amend the Registration Rights Agreement by adding the New Stockholders as parties, and the New Stockholders desire to formally join in and adopt the Registration Rights Agreement, in accordance with the terms set forth below in accordance with Section 3.8 of the Merger Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Addition of New Stockholders as Parties. The New Stockholders hereby formally join in, adopt and execute the Registration Rights Agreement. The Existing Parties agree that the New Stockholders are hereby added as a party to the Registration Rights Agreement with all rights and obligations assigned to a "Holder" and a "Target Company Stockholder" as set forth and defined in the Registration Rights Agreement.

         2. Ratification. Except to the extent amended hereby to include the New Stockholders as parties, the Registration Rights Agreement shall remain in full force and effect.

         3. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment and Joinder Agreement for Registration Rights Agreement as of the date set forth above.

                                     MOOVIES, INC.


                                     BY:
                                              John L. Taylor, CEO and President


                                     NEW STOCKHOLDERS:



                                     RICHARD C. EYCHANER


                                     ANDY BURTON


                                     SHEILA BURTON


                                     KEITH WEST


                                     HOWARD EYCHANER


                                     MARK PETERS


                                     DAVE RYAN


                                     BRIAN GOSNELL


                                     KURT VANDERHOEF


                                     KIRK REINERT


                                     ROBERT KEENAN

                                   EXISTING STOCKHOLDERS:


                                   L.A. VIDEO OF ALDAN, INC.
                                   L.A. VIDEO OF UPPER DUBLIN, INC.


                                   By:      _________________________
                                            Alan Warshaw, President

                                   LOTT'S VIDEO WAREHOUSE OF ATHENS, INC.
                                   LOTT'S VIDEO WAREHOUSE OF ATHENS, INC., NO. 2 LOTT'S VIDEO WAREHOUSE OF DUBLIN, INC.
                                   LOTT'S VIDEO WAREHOUSE OF GAINESVILLE, INC.
                                   LOTT'S VIDEO WAREHOUSE OF MILLEDGEVILLE, INC.

                                   By:      _________________________
                                            Bryant Lott, President

                                   MOVIE STARS ENTERTAINMENT CORP.


                                   By:      _____________________________
                                            Alan Daniels, President


                                   XIMPEC, INC.

                                   By:      _____________________________
                                            Robert Klein, President

                                   -------------------------------------
                                   H. HAIG BROWN

                                   --------------------------------------
                                   ROBERT L. BROWN, JR.

                                   -------------------------------------
                                   THEODORE J. COBURN

                                   -------------------------------------
                                   ANN E. GREEDER, Joint Tenant with the
                                   Right of Survivorship

                                   -------------------------------------
                                   ARTHUR F. GREEDER, III, Joint Tenant
                                   with the Right of Survivorship

                                   -------------------------------------
                                   ARTHUR F. GREEDER, III

                                   ------------------------------------
                                   KEVIN GRIFFIN

                                   -------------------------------------
                                   THOMAS C. KING

                                   -------------------------------------
                                   F. ANDREW MITCHELL

                                   ------------------------------------
                                   GERALD PRYOR

                                   ------------------------------------
                                   DOUGLAS RAINES

                                   ------------------------------------
                                   ROKKI ROGAN

                                   ------------------------------------
                                   JOHN L. TAYLOR

                                   ------------------------------------
                                   ROBERT ULAM

                                   ------------------------------------
                                   MICHAEL YEARGIN


                                   SIRROM CAPITAL CORPORATION


                                   By:
                                   Name:
                                   Title:

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